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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2000
              (Date of earliest event reported: November 14, 2000)

                        AMERICAN MULTIPLEXER CORPORATION
             (Exact name of registrant as specified in its charter)


             North Carolina                                 0-27921                                 56-2006165
     (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification No.)
             incorporation)

             575 North Pastoria Avenue, Sunnyvale, California 94086
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 730-8200
              (Registrant's telephone number, including area code)


                                       n/a
          (Former name or former address, if changed since last report)



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         ITEM 5.  OTHER EVENTS.

         Registrant encountered unanticipated delays in compiling its quarterly financial information and obtaining the necessary review of such financial information by independent accountants necessary to complete and file its first Quarterly Report on Form 10Q ("Form 10Q") for the period ended September 30, 2000. Registrant recently terminated its relationship with its original accountants, Grant Thornton LLP (see Registrant's Form 8-K filed with the Commission on September 28, 2000) and incurred unforeseen delays in retaining its new independent accountants, KPMG LLP (see Registrant's Current Report on Form 8-K filed with the Commission on November 21, 2000), to review its quarterly financial information. As a result of the foregoing unusual circumstances and in the interests of full and accurate disclosure to the Commission and to current shareholders, Registrant has delayed its Form 10Q filing for the period ended September 30, 2000, which was originally scheduled for November 14, 2000, and will file such report as soon as practicable following review of the financial information contained therein by KPMG LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AMERICAN MULTIPLEXER CORPORATION



                        By:  /s/ EDWARD TAN
                             ---------------------------------------------
                             Edward Tan
                             President


Date:     November 21, 2000